THE COUNTERPOINT SELECT FUND

Supplement dated January 4, 2008 to the
Prospectus dated October 26, 2007

The language under the heading “Investment Process” on page three of the Prospectus has been revised to include the following:

Master Limited Partnerships (“MLPs”)
The Fund may invest up to 10% of its net assets in publicly-traded MLPs.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their cash flow in distributions.  This pass through creates passive income or losses, along with dividend and investment income.

In addition, the language under the heading “Principal Risks of Investing in the Fund” on page four of the Prospectus has been revised to include the following:

MLP Risk
MLP investment returns tend to be negatively influenced when interest rates are rising.  As income vehicles, MLPs can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Please retain this Supplement for future reference.
The date of this Supplement is January 4, 2008.

THE COUNTERPOINT SELECT FUND

Supplement dated January 4, 2008 to
Statement of Additional Information dated October 26, 2007

The language under the heading “Investment Objective and Policies” on page one of the Statement of Additional Information has been revised to include the following:

Master Limited Partnerships (“MLPs”).
The Fund may invest up to 10% of its net assets in publicly-traded MLPs.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their cash flow in distributions.  This pass through creates passive income or losses, along with dividend and investment income.

The MLPs the Funds may purchase are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment.  Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase.  This serves as an incentive to the GP to grow the partnership’s distributions.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Please retain this Supplement for future reference.
The date of this Supplement is January 4, 2008.